Exhibit 10.20

REDACTED

Certain identified information, indicated by [*****] has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

1st AMENDMENT TO THE

SPONSORED RESEARCH AGREEMENT

Between

CureVac AG, a German stock corporation, having a principal place of business at Paul-Ehrlich-Straße 15, 72076 Tübingen, Germany ("Sponsor")

and

The Schepens Eye Research Institute, Inc., a not-for-profit Massachusetts corporation, having a principal place of business at 20 Staniford St., Boston, MA 02114 (“SERI”) and the Massachusetts Eye and Ear Infirmary, having a principal place of business at 243 Charles Street, Boston, MA 02114 (“MEEI”)(SERI and MEEI collectively “Institute”)

WHEREAS, Sponsor and Institute entered into a Sponsored Research Agreement, effective as of March 15, 2019 (the “Agreement”).

WHEREAS, the Parties wish to extend the Term and include an updated Research Plan in the Agreement, the Parties intend to amend the Agreement; and

WHEREAS, the Parties acknowledge that as of the [*****], payments described in Section 5 of the Agreement and totaling US [*****] have been paid in full.

THEREFORE, in consideration of the promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties consent and mutually agree to amend the Agreement as follows, whereby the capitalized terms used in this 1st Amendment shall have the same meaning as defined in the Agreement.

1.	Therefore definition 1.25 of the Agreement is hereby replaced it its entirety by the following:

“1.25 “Sponsor Principal Investigator” shall mean [*****], under whose direction the Sponsored Research at Sponsor site shall be conducted.”

1

2.	Therefore Section 2 of the Agreement is hereby replaced in its entirety by the following:

“2. Term. The term of this Agreement shall be from the Effective Date until July 31, 2021 (the “Term” ), unless earlier terminated by either Party as set forth in Section 11 or extended in a writing signed by authorized representatives of both Parties.”

3.	Therefore Section 5.3 of the Agreement is hereby replaced in its entirety by the following:

“5.3 Institute invoices shall be sent via Email to Sponsor at the following email address: [*****]

CureVac AG

Paul-Ehrlich-Strasse 15

72076 Tübingen, Germany

Attention: Accounting Department

[*****]

Institute shall not be obligated to expend funds in excess of those provided under this Agreement to conduct the Sponsored Research.”

4.	Therefore Appendix A of the Agreement is hereby replaced in its entirety by the Appendix A attached hereto.

5.	This 1st Amendment shall enter into force upon the last signature below ( “1st Amendment Effective Date”). The remaining terms and conditions of the Agreement shall remain in full force and effect.

6.	Except as herein provided, the Agreement and all of its terms, covenants and conditions are hereby ratified and confirmed in all respects and remain in full force and effect. The Agreement shall, together with this 1st Amendment, be read and construed as a single agreement.

2

7.	In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such executed signature page shall create a valid and binding obligation of the Party executing it (or on whose behalf such signature page is executed) with the same force and effect as if such executed signature page were an original thereof.

3

IN WITNESS WHEREOF, the Institute and Sponsor have caused this 1st Amendment to be executed by their duly authorized representatives as of the 1st Amendment Effective Date.

CureVac AG	The Schepens Eye Research
Institute, Inc.

BY:	BY:	/s/ Daniel Castro
NAME:	NAME:	Daniel Castro
TITLE:	TITLE:	Managing Director, Licensing
DATE:	DATE:	April 29, 2020

Massachusetts Eye and Ear Infirmary

BY:	BY:	/s/ Daniel Castro
NAME:	NAME:	Daniel Castro
TITLE:	TITLE:	Managing Director, Licensing
DATE:	DATE:	April 29, 2020
/s/ Leo Kim, M.D., Ph.D. (Signature of Principal Investigator)

NAME: Leo Kim, M.D., Ph.D.
DATE: April 30, 2020

(Signature of Principal Investigator)

NAME:
DATE:

4

APPENDIX A

RESEARCH PLAN

PROJECT SCOPE AND BUDGET JUSTIFICATION

[*****]